THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
 AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR
 (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR INTERESTS THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                              INTERNET CABLE CORP.

                           9% SECURED PROMISSORY NOTE
                           --------------------------



 $125,000                                                       AUGUST 1, 2001
                                                                TORONTO, ONTARIO



      INTERNET CABLE CORP., a Nevada corporation (the "Company"), for value received, hereby promises to pay to _____________ with an address at __________ ___________________________________________________, or registered assigns (the
"Holder"), the principal amount of One Hundred and Twenty Five Thousand dollars ($125,000) payable in full on the Maturity Date (as hereinafter defined), unless prepayments have been made by the Company pursuant to Section 2(d) hereof, in which case the outstanding balance hereon shall be payable in full on the Maturity Date, and to pay interest on the unpaid principal balance hereof at the rate of 9% per annum (calculated on the basis of a 365-day year) on the Maturity Date all as hereafter further provided. This Note is one of two Notes issued on the date hereof, each with the same terms, for a total principal amount of $250,000 (collectively, the "Notes").

      As additional consideration for the principal amount of this Note borrowed by the Company from the original Holder, the Company agrees to issue to such Holder a warrant (the "Warrant") to purchase up to 50,000 shares of Common Stock of the Company at an exercise price of $0.15 per share, such warrant to be immediately exercisable and to expire on the fifth anniversary of the date hereof. The Warrant shall contain provisions for proportionate adjustment of the exercise price and number of underlying shares in the event of changes in the number of outstanding shares from stock splits, reverse stock splits and the like.

      1.    Use of Proceeds.
            ----------------

      Of the proceeds of this Note, approximately $75,000 will be used to repay a portion of past due indebtedness (including interest and penalties) owing to Progress Bank, the Company's secured lender, under a line of credit, and the balance will be used for working capital and general corporate purposes. As of the date hereof, approximately $250,000 is owing to Progress Bank under the line of credit. The Company intends to repay this amount in full, using, in addition to working capital, a portion of the Notes at which time the line of credit will be cancelled and the Company's obligations thereunder will have been satisfied in full.

      2.    Payments.
            --------

            (a)   The "Maturity Date" shall be 120 days from the date hereof.

            (b) Interest on this Note shall accrue on the principal amount outstanding hereunder based upon the actual number of days elapsed from the date hereof to but excluding the Maturity Date.

            (c) If the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on the Maturity Date will be made on the immediately preceding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Toronto, Ontario.

            (d) The Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. The Holder, at its option, may elect upon written notice to the Company at any time to apply any or all of the principal or interest then outstanding under this Note to payment of the exercise price due upon exercise of any Warrant; such application of amounts outstanding hereunder shall be deemed to be a payment by the Company of such amounts. All payments on this Note, shall be applied first to accrued interest hereon and the balance to the payment of the principal hereof.

            (e) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

      3.    Security, IRS Tax Refund.
            ------------------------

            Payment of this Note is secured as provided in the security agreement of even date herewith between the Company and the original Holder. The Company represents and warrants that it has submitted a request for US Corporate Tax Refund in the amount of $341,322, and that attached hereto is a true and correct copy of the form pursuant to which such request was so submitted. As security for the payment of this Note, the Company hereby grants to the original Holder of each of the Notes a security interest in any and all proceeds of such tax refund, which the Company receives.

      4.    Remedies Upon Default.
            ---------------------

            Upon the failure of the Company to make any payment due to the Holder hereunder, which failure shall not be cured within 10 Business Days following the date that such payment is due and demanded by the Holder (the "Demand Date"), the Holder shall be entitled to receive an additional 25,000 warrants for each full 30 day period beyond the Demand Date that any principal or accrued interest under this Note remaining due and outstanding.

      5.    Transfer.
            --------

            (a) This Note shall not be transferred in whole or in part except with the prior written consent of the Company (which consent shall not be unreasonably withhold). Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by the Holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender hereof to the Company or its duly authorized agent.

            (b) The Holder acknowledges that it has been advised by the Company that this Note has not been registered under the Act, that the Note is being or has been issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder. The Holder acknowledges that such Holder has been informed by the

Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer (collectively, "Transfer"), unless (i) the Transfer of the Note is registered under the Act, it being understood that the Note is not currently registered for sale and that the Company has no obligation or intention to so register the Notes, or (ii) the Transfer is exempt from registration under the Act and the Holder delivers an opinion of counsel in form and substance satisfactory to the Company and counsel for the Company that the Transfer is so exempt, and, in either case, that the Transfer is not restricted by applicable state securities laws.

      6.    Miscellaneous.
            -------------

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given; (i) if to the Company, at its address at 195 Riviera Drive, Unit 2, Markham, Ontario L3R5J6, Attention: CEO, (ii) if to the Holder, at its address set forth on the first page hereof or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 8(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 8(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and in the case of loss, theft or destruction, indemnity as the Company shall, at its option, reasonably request and in form satisfactory to counsel for the Company, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

            (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) This Note has been negotiated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

            (e) The parties irrevocably consent to the jurisdiction of the United States District Court for the Southern District of New York or, if jurisdiction in such court is lacking, the Supreme Court of the State of New York, New York County, in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to or in connection with this Note, or a breach of this Note or any such document or instrument.

            (f) This Note may be amended, or any of its provisions waived (which amendment or waiver shall be binding upon all future Holders) only by written consent or consents executed by the Company and the Holder.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered as of the day and year first above written.



                                          INTERNET CABLE CORP.



                                           By:_________________________________
                                              Name:
                                              Title: